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                                                                    EXHIBIT 1.01


                                     Form of

                            CASH MANAGEMENT AGREEMENT

      This CASH MANAGEMENT AGREEMENT (the "Agreement") is entered into as of this _____ day of ________, 1997, by and between Western Wireless Corporation, a Washington corporation ("WWC"), and Western PCS Corporation, a Delaware corporation ("WPCS") (WWC and WPCS shall sometimes hereinafter be referred to individually as a "Party" or collectively as the "Parties").

      W I T N E S S E T H: WHEREAS, WWC owns at the date hereof 80.1% of the issued and outstanding capital stock of WPCS;

      WHEREAS, WWC has provided cash management services for WPCS through a system of intercompany accounts;

      WHEREAS, WWC and WPCS have agreed that WWC shall continue to provide certain cash management services for WPCS on the terms and conditions herein set forth; and

      WHEREAS, in order to memorialize WWC's and WPCS's desires regarding the cash management arrangements, WWC and WPCS have agreed to enter into this Agreement.

      NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


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      1.    Definitions. Unless the context otherwise requires, the terms defined hereunder shall have the meanings specified herein for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. For the purposes of this Agreement:

            (a) "Advance" shall mean an advance of funds provided by WWC to pay any Expenditures of WPCS and its Subsidiaries, whether by way of an Advance to a Concentration Account or directly to pay such Expenditures.

            (b) "Affiliate" shall mean, with respect to any Party hereto, any corporation or other business entity which directly or indirectly through stock ownership or through any other arrangement either controls, is controlled by or is under common control with, such Party. The term "control" shall mean the power to direct the affairs of such person by reason of ownership of voting stock or other equity interests, by contract or otherwise.

            (c) "Agreement" shall have the meaning set forth in the preamble hereof.

            (d) "Available Funds" shall mean funds which constitute good funds available to a Party or such Party's Subsidiary (i) for withdrawal from such Party's or such Party's Subsidiary's Depositary Accounts for transfer to such Party's or such Party's Subsidiary's Investment Accounts or (ii) for withdrawal from such Party's or such Party's Subsidiary's Investment Accounts to pay Expenditures or to be transferred to a Concentration Account.

            (e) "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday in New York, New York or in Seattle, Washington or any other day on which commercial banks in those cities are authorized by law or governmental decree to close.


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            (f)   "Concentration Account" shall mean each account of WWC in a
Concentration Bank to which WWC Required Funds or WPCS Required Funds are deposited in accordance with Section 2(c).

            (g) "Concentration Banks shall mean each bank, which WWC, in its sole discretion, may select from time to time to maintain the Concentration Account(s). (h) "Credits" shall have the meaning provided in Section 3(b)(iii).

            (i) "Depositary Account" of a Party or a Party's Subsidiary shall mean each account of such Party or of such Party's Subsidiary in a Depositary Bank to which Depositary Funds are deposited and from which Available Funds are remitted to the Investment Account(s).

            (j) "Depositary Bank" of a Party or a Party's Subsidiary shall mean each bank at which such Party or such Party's Subsidiary has a Depositary Account.

            (k) "Depositary Funds" of a Party or a Party's Subsidiary shall mean all proceeds, remittances, amounts in respect of such Party's or any of such Party's Subsidiaries' accounts receivables, cash, checks, receipts and revenues of any kind, whether Available Funds or subject to collection.

            (l) "Effective Date" shall mean the date of this Agreement set forth above.

            (m) "Expenditures" of a Party shall mean all expenditures, costs, fees, expenses, obligations and liabilities incurred by such Party in the ordinary course of its business, the amount of which shall be determined by WWC in its sole discretion.

            (n)   "Inter-Company Account" shall have the meaning provided in
Section 4.

            (o) "Investment Account" of a Party or a Party's Subsidiary shall mean each account of such Party or of such Party's Subsidiary in an Investment Bank to which Available


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Funds and Other Remittances of such Party or such Party's Subsidiary are deposited or transferred from such Party's or such Party's Subsidiary's Depositary Account, and from which Expenditures of such Party or such Party's Subsidiaries are made directly or from which WWC Required Funds or WPCS Required Funds are remitted to the Concentration Account.

            (p) "Investment Bank" of a Party or a Party's Subsidiary shall mean each bank or other financial institution at which such Party or such Party's Subsidiary has an Investment Account.

            (q) "Obligations" shall mean all amounts owing by WPCS and its Subsidiaries to WWC under or in connection with this Agreement including the Advances and all accrued and unpaid interest thereon and including any debt balance of WPCS and its Subsidiaries reflected in the Inter-Company Account.

            (r) "Other Remittances" means all proceeds, remittances, amounts, receipts, cash, checks, payments, revenues and credit card receipts and all other payments of any kind (in each case, other than Depositary Funds), whether available or subject to collection, which are received or receivable by a Party or deposited directly in the Investment Bank for credit to the Investment Account.

            (s) "Parties" shall have the meaning set forth in the preamble hereof.

            (t) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).


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            (u)   "Subsidiary" shall mean, with respect to any Person (a) any corporation the majority of whose shares or other securities entitled to vote for the election of directors is now or hereafter owned or controlled by such Person, either directly or indirectly; or (b) any partnership or limited liability company in which such Person and/or one more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contributions) of more than fifty percent (50%) or of which such Person is a general partner, but any such entity shall be deemed to be a Subsidiary of such Person only as long as such ownership or control exists; provided, however, for purposes of this Agreement, WPCS and its Subsidiaries shall not be considered Subsidiaries of WWC.

            (v) "Termination Date" shall mean the date of termination of this Agreement pursuant to Section 5 hereof.

            (w)   "WWC" shall have the meaning set forth in the preamble hereof.

            (x) "WWC Required Funds" shall mean Available Funds of WWC and its Subsidiaries to be transferred to a Concentration Account to settle or pay Expenditures then due of WWC or its Subsidiaries being made out of a Concentration Account.

            (y) "WPCS" shall have the meaning set forth in the preamble hereof.

            (z) "WPCS Required Funds" shall mean Available Funds of WPCS and its Subsidiaries to be transferred to a Concentration Account to settle or pay Expenditures then due of WPCS or its Subsidiaries being made out of a Concentration Account.

      Whenever a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words


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"without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

      2.    Mechanics of Cash Sweeps.

            (a)   Deposits to Depositary Accounts.

                  (i) Until the termination of this Agreement and the repayment in full of all of the Obligations, WPCS shall, and shall cause each of its Subsidiaries to, on a daily basis, deposit, or cause to be deposited, all of their Depositary Funds in one or more of their Depositary Accounts at the Depositary Banks. WPCS's and each of its Subsidiaries' obligations to ensure that all of its Depositary Funds are deposited directly in a Depositary Bank for credit to one of its Depositary Accounts shall be a continuing obligation until the Termination Date has occurred and the Obligations are paid in full, and any Depositary Funds received by WPCS or any of its Subsidiaries must immediately be turned over to its Depositary Bank in accordance with the provisions of this
Section 2(a)(i).

                  (ii) Until the termination of this Agreement and the repayment in full of all of the Obligations, WWC shall, and shall cause each of its Subsidiaries to, on a daily basis, deposit, or cause to be deposited, all of their Depositary Funds in one or more of their Depositary Accounts at the Depositary Banks. WWC's and each of its Subsidiaries' obligations to ensure that all of its Depositary Funds are deposited directly in a Depositary Bank for credit to one of its Depositary Accounts shall be a continuing obligation until the Termination Date has occurred and the Obligations are paid in full, and any Depositary Funds received by WWC or any of its


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Subsidiaries must immediately be turned over to its Depositary Bank in accordance with the provisions of this Section 2(a)(ii).

                  (iii) The Depositary Accounts of WWC shall only include Depositary Funds of WWC and its Subsidiaries and not of WPCS and its Subsidiaries and the Depositary Accounts of WPCS and its Subsidiaries shall only include Depositary Funds of WPCS and its Subsidiaries and not of WWC and its Subsidiaries.

            (b)   Deposits to Investment Accounts.

                  (i) Until the termination of this Agreement and the repayment in full of all of the Obligations, WPCS shall, and shall cause each of its Subsidiaries to, deposit, or cause to be deposited, all Available Funds and Other Remittances, or any portion thereof, in one or more of their Investment Accounts at the Investment Banks, by, among other things, (A) directing each Depositary Bank to transfer on a daily basis all or any portion of the Available Funds on deposit in WPCS's or any of its Subsidiaries' Depositary Accounts as of the close of business on the immediately preceding Business Day to one or more of their Investment Accounts at the Investment Banks and (B) depositing Other Remittances of WPCS and its Subsidiaries directly into one or more of their Investment Accounts at the Investment Banks.

                  (ii) Until the termination of this Agreement and the repayment in full of all of the Obligations, WWC shall, and shall cause each of its Subsidiaries to, deposit, or cause to be deposited, all Available Funds and Other Remittances, or any portion thereof, in one or more of their Investment Accounts at the Investment Banks, by, among other things, (A) directing each Depositary Bank to transfer on a daily basis all or any portion of the Available Funds on deposit in WWC's or any of its Subsidiaries' Depositary Accounts as of the close of


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business on the immediately preceding Business Day to one or more of their
Investment Accounts at the Investment Banks and (B) depositing Other Remittances of WWC and its Subsidiaries directly into one or more of their Investment Accounts at the Investment Banks.

                  (iii) The Investment Accounts of WWC shall only include Available Funds or Other Remittances of WWC and its Subsidiaries and not of WPCS and its Subsidiaries and the Investment Accounts of WPCS and its Subsidiaries shall only include Available Funds or Other Remittances of WPCS and its Subsidiaries and not of WWC and its Subsidiaries.

                  (iv) WWC shall manage the funds in the Investment Accounts of WPCS and its Subsidiaries with the same standard of care it uses in managing the Investment Accounts of WWC and its Subsidiaries.

            (c)   Payments of Expenditures; Deposit to Concentration Accounts.

                  (i) Until the termination of this Agreement and the repayment in full of all of the Obligations, WPCS shall, and shall cause each of its Subsidiaries to, as and when requested by WWC, (A) transfer WPCS Required Funds on deposit in WPCS's or any of its Subsidiary's Investment Accounts to one or more of the Concentration Accounts at the Concentration Banks, or (B) make Expenditures on behalf of WPCS or its Subsidiaries directly from WPCS's or any of its Subsidiaries' Investment Accounts.

                  (ii) Until the termination of this Agreement and the repayment in full of all of the Obligations, WWC shall, and shall cause each of its Subsidiaries to, at such times as WWC deems it appropriate, (A) transfer WWC Required Funds on deposit in WWC's or any of its Subsidiary's Investment Accounts to one or more of the Concentration Accounts at the Concentration Banks, or (B) make Expenditures on behalf of WWC or its Subsidiaries directly


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from WWC's or any of its Subsidiaries' Investment Accounts.

                  (iii) The Concentration Accounts shall be maintained by WWC. WWC is hereby authorized on a daily basis to use the funds of WWC and WPCS held in the Concentration Accounts to meet the daily cash requirements of WWC and WPCS and their Subsidiaries and to pay the Expenditures of WWC and WPCS and their Subsidiaries incurred in the ordinary course of business. WWC shall, consistent with prior practice, use the same standard of care with respect to all funds deposited in the Concentration Accounts as WWC uses for its own funds.

            (d)   Proceeds of Offerings. Notwithstanding the provisions of
Section 2, the proceeds received by WWC or WPCS in connection with the sale of any of their equity or debt securities, whether in a public or private offering, private placement or otherwise, shall not be deposited daily in a Concentration Account or in a Depositary Account, but rather shall be deposited in a separate Investment Account of WWC or WPCS, as applicable.

      3.    Advances.

            (a) Advances. Commencing on the Effective Date through but not including the Termination Date, WWC, in its sole discretion, shall determine the amount it believes is required for the daily cash requirements of WPCS and its Subsidiaries and the payment of the Expenditures of WPCS and its Subsidiaries. Such cash requirements shall be satisfied, and such Expenditures paid, either directly out of Available Funds in WPCS's and its Subsidiaries' Investment Accounts or in the Concentration Accounts. If the amount of Available Funds of WPCS and its Subsidiaries in such accounts is not sufficient to satisfy such cash requirements, or pay such Expenditures, WWC may (but shall not be required to) provide Advances to WPCS and


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its Subsidiaries - it being understood and agreed that Advances shall only be made if and to the extent that (i) a request has been made by WWC to WPCS and its Subsidiaries to provide WPCS Required Funds or to pay Expenditures of WPCS and its Subsidiaries directly, and (ii) WPCS and its Subsidiaries have not provided such WPCS Required Funds and do not have Available Funds (including from financings available to WPCS and its Subsidiaries) to make such payments directly. Such Advances may be made by WWC by either (i) providing Advances to the Concentration Accounts or (ii) paying Expenditures on behalf of WPCS and its Subsidiaries from WWC's or any of its Subsidiaries' Investment Accounts. WPCS, on behalf of itself and its Subsidiaries, irrevocably and unconditionally promises to repay all Advances from time to time owing to WWC including any and all accrued and unpaid interest thereon pursuant hereto.

            (b)   Repayments.

                  (i) Scheduled Repayment. All Obligations shall become due and payable in full within five (5) Business Days following WWC's demand therefor.

                  (ii) Repayment from Issuances of Indebtedness. All Obligations shall be subject to immediate mandatory repayment from the net proceeds of any indebtedness for borrowed money of WPCS and its Subsidiaries incurred from and after the Effective Date, which repayments shall be made immediately upon the receipt by WPCS and its Subsidiaries of the proceeds of such indebtedness.

                  (iii) Inter-Company Account Repayments. To the extent that, on any Business Day, the aggregate amount transferred on such date to the Concentration Account under Section 2(c) by WPCS and its Subsidiaries exceeds the amount which was required to pay the Expenditures of WPCS and its Subsidiaries which were paid on such date, such excess shall be


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immediately credited on the Inter-Company Account as a payment by WPCS and its
Subsidiaries to be applied to any Obligations then owing by WPCS and its Subsidiaries to WWC, and upon payment in full of all Obligations then outstanding, any excess shall immediately constitute a credit to WPCS and its Subsidiaries on the Inter-Company Account creating a positive balance for such parties on the Inter-Company Account (collectively the "Credits"). On or before the fifteenth (15th) day of every calendar month, WWC shall prepare and do a reconciliation of the Obligations, Advances and Credits as of the end of the prior calendar month and there shall be a "true up" of the Inter-Company Account. To the extent that, following the Termination Date, and the payment in full of all of the Obligations, there remain any Credits standing to the account of WPCS and its Subsidiaries in the Inter-Company Account, WWC shall pay such Credits to WPCS and its Subsidiaries within five (5) Business Days after any determination thereof.

            (c) Interest. Each outstanding Obligation and Credit shall accrue interest on the daily average net balance thereof (net of funds transferred to either Party and applied to the repayment of any Obligations pursuant to Section 3(b)(iii)), at a rate equal to the 1-month rate for Eurodollar deposits (as reported on Federal Reserve statistical release G.13, or its successor) for the month during which interest is to be accrued plus 100 basis points during which any such Obligation or Credit is outstanding. If any Obligation remains outstanding after the Termination Date, or if any Credits remain outstanding after the Termination Date, interest shall accrue for such period subsequent to the Termination Date at the same rate described above. All interest accruing under this Section 3(c) shall be payable by WPCS or WWC, as the case may be, on the date described in Section 3(b).


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      4.    Inter-Company Account. WWC shall maintain on its books and records an account (the "Inter-Company Account") in which shall be recorded all transfers of funds to and from the Concentration Account, and all Advances and Credits hereunder, the interest rate applicable thereto and all payments made with respect to such Advances. WWC shall, on each day when funds are transferred to the Concentration Account or Advances are made, credit to each Party on the books of the Inter-Company Account, all WPCS Required Funds or WWC Required Funds which constitute good funds received on behalf of such Party and its Subsidiaries on such day, debit to such Party the aggregate amount of all Advances and Expenditures paid out on such day on behalf of such Party and its Subsidiaries, and make all necessary banking corrections and other adjustments, resulting from errors or otherwise. The date and amount of each Advance made by WWC on behalf of WPCS and its Subsidiaries, each payment made (or credited in accordance with Section 3(b)(iii)) on account of any Obligation, each Credit, as well as all transfers to and from the Concentration Account, shall be recorded promptly by WWC on the Inter-Company Account. It is understood and agreed that the failure by WWC to make, or any error in making, any such record shall not affect (i) WPCS's or its Subsidiaries' liability hereunder in respect of any of the Obligations, or (ii) the discharge of WPCS and its Subsidiaries for any payment actually made by WPCS and its Subsidiaries on account of any of the Obligations, or (iii) WWC's liability hereunder in respect of any Credits owing to WPCS or its Subsidiaries following the Termination Date.

      5. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in full force and effect until the earliest to occur of any of the following events:


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            (a)   notice to WPCS by WWC if WPCS breaches any material agreement, undertaking or covenant contained in this Agreement, or defaults in the performance of any material obligation hereunder, and the breach or default is not cured within thirty (30) days following written notice thereof from WWC to WPCS;

            (b) notice to WWC by WPCS if WWC breaches any material agreement, undertaking or covenant contained in this Agreement, or defaults in the performance of any material obligation hereunder, and the breach or default is not cured within thirty (30) days following written notice thereof from WPCS to WWC;

            (c) if WWC or WPCS applies for or consents to the appointment of a receiver, trustee or liquidator for all or a substantial part of its assets or makes a general assignment for the benefit of its creditors, or files a voluntary petition in bankruptcy or a petition seeking reorganization, composition, arrangement with creditors, liquidation or similar relief under any present or future statute, law or regulation, or files any answer admitting the material allegations of a petition filed against it in any such proceeding, or is adjudicated as bankrupt or insolvent, or takes any action looking toward dissolution;

            (d) if any order, judgment or decree is entered without the application, approval, or consent of WWC or WPCS by any court of competent jurisdiction, approving a petition seeking reorganization, composition, arrangement with creditors, liquidation or similar relief under any present or future statute, law or regulation with respect to WWC or WPCS, or appointing a receiver, trustee or liquidator for all or a substantial part of WWC's or WPCS's assets and such order, judgment or decree continues unstayed and in effect for an aggregate of sixty (60) consecutive days;


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            (e)   by mutual written consent duly authorized by the Boards of
Directors of each of WWC and WPCS; or

            (f) upon one hundred twenty (120) days prior written notice by either WWC or WPCS, which notice is duly authorized by the Board of Directors of WWC or WPCS, as applicable, if WWC and its Affiliates cease to own at least a majority of the issued and outstanding voting stock of WPCS.

      6.    Indemnification.

            (a) WPCS and its Subsidiaries shall protect, defend, indemnify and save harmless WWC and its Subsidiaries, Affiliates, officers, directors, employees, representatives, independent contractors, consultants, outside attorneys, accountants, bankers, investment bankers and agents (collectively the "WWC Indemnified Persons") against and from all claims, damages, costs, deficiencies, penalties, assessments, losses and expenses, including attorney's fees and costs (collectively "Losses"), by reason of any suit, claim, demand, judgment or cause of action initiated by any Person, arising or alleged to have arisen out of any breach by WPCS or its Subsidiaries of any of its or their obligations under this Agreement. In the event any action, suit or proceeding is brought against any WWC Indemnified Person with respect to which WPCS and its Subsidiaries may have liability under any indemnity contained herein, WPCS and its Subsidiaries shall have the right, at their sole cost and expense, to defend such action in the name and on behalf of the WWC Indemnified Person and in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding. The WWC Indemnified Person shall have the right to participate, at its own expense


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and with counsel of its choosing, in the defense of any claim against which it is indemnified hereunder and it shall be kept fully informed with respect thereto.

            (b) WWC and its Subsidiaries shall protect, defend, indemnify and save harmless WPCS and its Subsidiaries, Affiliates, officers, directors, employees, representatives, independent contractors, consultants, outside attorneys, accountants, bankers, investment bankers and agents (collectively the "WPCS Indemnified Persons") against and from all claims, damages, costs, deficiencies, penalties, assessments, losses and expenses, including attorney's fees and costs (collectively "Losses"), by reason of any suit, claim, demand, judgment or cause of action initiated by any Person, arising or alleged to have arisen out of any breach by WWC or its Subsidiaries of any of its or their obligations under this Agreement. In the event any action, suit or proceeding is brought against any WPCS Indemnified Person with respect to which WWC and its Subsidiaries may have liability under any indemnity contained herein, WWC and its Subsidiaries shall have the right, at their sole cost and expense, to defend such action in the name and on behalf of the WPCS Indemnified Person and in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding. The WPCS Indemnified Person shall have the right to participate, at its own expense and with counsel of its choosing, in the defense of any claim against which it is indemnified hereunder and it shall be kept fully informed with respect thereto.

      7. Notices. All notices, claims and other communications hereunder shall be in writing and shall be made by hand delivery, registered or certified mail (first class postage prepaid, return receipt requested), facsimile, or overnight air courier guaranteeing next day


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delivery

            (a)   if to WWC, to it at:

                  Western Wireless Corporation
                  2001 NW Sammamish Road
                  Issaquah, Washington 98027
                  Attention:  Alan R. Bender, Esq.
                  Facsimile No.: 206-313-5547

                  with a copy (which shall not constitute notice) to:

                  Rubin Baum Levin Constant & Friedman
                  30 Rockefeller Plaza
                  New York, New York 10112
                  Attention:  Barry A. Adelman, Esq.
                  Facsimile No.: 212-698-7825

            (b)   if to WPCS, to it at:

                  Western PCS Corporation
                  2001 NW Sammamish Road
                  Issaquah, Washington 98027
                  Attention:  Alan R. Bender, Esq.
                  Facsimile No.: 206-313-5547

                  with a copy (which shall not constitute notice) to:

                  Rubin Baum Levin Constant & Friedman
                  30 Rockefeller Plaza
                  New York, New York 10112
                  Attention:  Barry A. Adelman, Esq.
                  Facsimile No.: 212-698-7825

or at such other address as any party may from time to time furnish to the other by a notice given in accordance with the provisions of this Section 7. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, first class postage prepaid, return receipt requested, if mailed; when receipt confirmed, if sent by facsimile; and the next Business Day


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after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

      8. Entire Agreement. This Agreement contains the entire understanding among the parties hereto concerning the subject matter hereof and this Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

      9. Remedies Cumulative. Except as otherwise provided herein, each and all of the rights and remedies in this Agreement provided, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity.

      10. Governing Law. This Agreement shall be construed in accordance with and shall be subject to the laws and decisions of the State of New York applicable to contracts made and to be performed entirely therein.

      11. Counterparts. This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but all such counterparts taken together shall constitute one and the same instrument.

      12. Waivers. No provision in this Agreement shall be deemed waived except by an instrument in writing signed by the party waiving such provision.

      13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns (and, in the case of the second sentence of Section 16 below, to the benefit of the Investor (as hereinafter defined) as an express third party beneficiary thereof); provided, however, that except as set forth in the following sentence neither the rights nor the obligations of either


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party may be assigned or delegated without the prior written consent of the other party. Upon thirty (30) days prior written notice to WPCS, WWC may assign all or any portion of its rights and obligations under this Agreement to any of its Subsidiaries so long as such Subsidiaries agree in writing to be bound by all of the terms and conditions of this Agreement. In the event of any such assignment, WWC shall not be relieved of any of its obligations under this Agreement.

      14. Further Assurances. Each of the parties shall, at the request of the other, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable in order to effectuate the complete consummation of this Agreement and the transactions herein contemplated, including causing any of their Subsidiaries to execute an agreement agreeing to be bound by the provisions of this Agreement.

      15.   Joint and Several Liability.

            (a) The obligations of WPCS and its Subsidiaries hereunder shall be the joint and several obligation of WPCS and its Subsidiaries.

            (b) The obligations of WWC and its Subsidiaries hereunder shall be the joint and several obligation of WWC and its Subsidiaries.

      16. ARBITRATION. In the event of any dispute between WWC and Western PCS arising out of this Agreement, such dispute shall be submitted to arbitration in accordance (MUTATIS MUTANDIS) with the terms and procedures set forth in Section 13(k) of the Shareholders Agreement of WPCS, of even date herewith (the "Shareholders Agreement"), between WWC, WPCS and Hutchison Telecommunications PCS (USA) Limited (the "Investor"). The Investor shall have the right to participate in any pending arbitration and to consolidate any such arbitration with any arbitration which may be pending under the Shareholders Agreement and which relates to a dispute which involves in a material way substantially similar issues.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Cash Management Agreement on the day and year first above written.

                                       WESTERN WIRELESS CORPORATION


                                       By:______________________________________
                                           Name:
                                           Title:


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                                       WESTERN PCS CORPORATION


                                       By:______________________________________
                                           Name:
                                           Title:


                                       19